UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  February 6, 2001
    (Date of Earliest Event Reported:  February 5, 2001)

               Commission File Number 1-14365

                      ________________


                     EL PASO CORPORATION
         (Formerly Named El Paso Energy Corporation)



             Delaware                          76-0568816
  (State of Other Jurisdiction             (I.R.S. Employer
of Incorporation or Organization)         Identification No.)

                        El Paso Building
                      1001 Louisiana Street
                     Houston, Texas    77002
             (Address of  Principal Executive Offices)
                            (Zip Code)

Registrant's Telephone Number, Including Area Code:  (713) 420-2131


Item 5.   Other Events

      On February 05, 2001, we changed our name to El Paso
      Corporation from El Paso Energy Corporation. Our stock symbol will continue to be "EPG". A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits

      c)   Exhibits:

           Exhibit Number      Description
           --------------      ---------------

           99.1                Press release dated February 05, 2001

Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO CORPORATION


February 06, 2001             By: /s/ Jeffrey I. Beason
                                  ----------------------
                                      Jeffrey I. Beason
                                   Senior Vice President
                                      and Controller
                                   (Chief Accounting Officer)

                        EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
     99.1            Press release dated February 05, 2001